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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 1998 appearing on page 20 of Dell Computer Corporation's Annual Report on Form 10-K.

PRICE WATERHOUSE LLP

Austin, Texas
June 26, 1998